POWER OF ATTORNEY


     The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

     Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1997, and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 3rd day of June, 1997.


     /s/                                        /s/
     Patricia A. Strange                        Danforth E. Leitner
     Witness                                    Director

     /s/
     Cheryl C. Towle
     Witness


     State of Florida
     County of Brevard

     The foregoing instrument was acknowledged before me this 3rd day of June 1997 by Danforth E. Leitner, Director of The Goldfield
     Corporation, a Delaware corporation.  He is personally known to me.

                                        /s/
                                        Glen S. Williams
                                        Notary Public


                               POWER OF ATTORNEY


     The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

     Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1997, and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 3rd day of June, 1997.


     /s/                                 /s/
     Patricia A. Strange                 John P. Fazzini
     Witness                             Director

     /s/
     Cheryl C. Towle
     Witness


     State of Florida
     County of Brevard

     The foregoing instrument was acknowledged before me this 3rd day of June 1997 by John P. Fazzini, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

                                        /s/
                                        Glen S. Williams
                                        Notary Public


                            POWER OF ATTORNEY


     The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

     Does hereby constitute and appoint Stephen R. Wherry to be his agent and attorney-in-fact;

     The agent with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1997, and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     The agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 3rd day of June, 1997.


     /s/                                 /s/
     Patricia A. Strange                 John H. Sottile
     Witness                             President

     /s/
     Cheryl C. Towle
     Witness


     State of Florida
     County of Brevard

     The foregoing instrument was acknowledged before me this 3rd day of June 1997 by John H. Sottile, President of The Goldfield
     Corporation, a Delaware corporation.  He is personally known to me.

                                        /s/
                                        Glen S. Williams
                                        Notary Public


                             POWER OF ATTORNEY


     The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

     Does hereby constitute and appoint John H. Sottile to be his agent and attorney-in-fact;

     The agent with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1997, and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     The agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 3rd day of June, 1997.


     /s/                                 /s/
     Patricia A. Strange                 Stephen R. Wherry
     Witness                             Vice President


     /s/
     Cheryl C. Towle
     Witness


     State of Florida
     County of Brevard

     The foregoing instrument was acknowledged before me this 3rd day of June 1997 by Stephen R. Wherry, Vice President of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

                                        /s/
                                        Glen S. Williams
                                        Notary Public


                             POWER OF ATTORNEY


     The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

     Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1997, and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 3rd day of June, 1997.


     /s/                                 /s/
     Patricia S. Strange                John M. Starling
     Witness                            Director

     /s/
     Cheryl C. Towle
     Witness


     State of Florida
     County of Brevard

     The foregoing instrument was acknowledged before me this 3rd day of June 1997 by John M. Starling, Director of The Goldfield
     Corporation, a Delaware corporation.  He is personally known to me.

                                        /s/
                                        Glen S. Williams
                                        Notary Public


                           POWER OF ATTORNEY


     The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the "Company");

     Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agents and attorneys-in-fact;

     Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

     To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1997, and any amendments or supplements to such Annual Report; and

     To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

     This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

     The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

     This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 3rd day of June, 1997.


     /s/                                 /s/
     Patricia A. Strange                 James Sottile
     Witness                             Director

     /s/
     Cheryl C. Towle
     Witness


     State of Florida
     County of Brevard

     The foregoing instrument was acknowledged before me this 3rd day of June 1997 by James Sottile, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

                                        /s/
                                        Glen S. Williams
                                        Notary Public



                         SECRETARY'S CERTIFICATE


     I, John M. Starling, certify that I am the duly elected, qualified and acting Secretary of The Goldfield Corporation, a Delaware corporation (the "Corporation"), that I am authorized and empowered to execute this Certificate on behalf of the Corporation with respect to the Annual Report on Form 10-K and further certify that the following is a true, complete and correct copy of a resolution adopted by the Board of Directors of the Corporation on June 3, 1997, which resolution has not been amended, modified or rescinded:

     RESOLVED, that each officer and director who may be required to execute an Annual Report on Form 10-K or any amendment or supplement thereto (whether on behalf of the Corporation or as an officer or director thereof or otherwise) be, and each of them hereby is, authorized to execute a Power of Attorney appointing John H. Sottile and Stephen R. Wherry and each of them severally, his true and lawful attorneys and agents to execute in his name, place and stead (in any such capacity) said Form 10-K and all instruments or reports necessary or in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have the power to act with or without the other, to have full power and authority to do and to perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act which is necessary or advisable to be done as fully, and to all intents and purposes, as any such officer or director might or could do in person.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of June, 1997.


     /s/
     John M. Starling, Secretary